                   AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT


         AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT, dated as of September 9, 1997, by and among The Sillerman Companies, Inc., a Delaware corporation ("TSC"), Robert M. Gutkowski, Arthur Kaminsky, Louis J. Oppenheim, Michael Trager, Michael Letis and The Marquee Group, Inc., a Delaware corporation (the "Company").

         WHEREAS, the undersigned entered into a Shareholders' Agreement, dated March 21, 1996 (the "Shareholders' Agreement");

         WHEREAS, pursuant to Section 3.01(a) of the Shareholders' Agreement, the Company has increased to nine the number of directors constituting the Board of Directors of the Company (the "Board");

         WHEREAS, the Company has entered into agreements to purchase the shares of ProServ Inc. and ProServ Television, Inc. (the "ProServ Agreements"); and

         WHEREAS, the undersigned desire, upon consummation of the transactions contemplated by the ProServ Agreements to increase to eleven the number of directors constituting the Board.

         NOW, THEREFORE, intending to be legally bound, the undersigned hereby agree as follows:

         Section 3.01(a) of the Shareholders' Agreement is hereby amended to read in its entirety as follows:

                   "(a) Number of Directors. The management of the Company shall be entrusted to a Board of Directors currently consisting of nine (9) members, which number may be increased to eleven (11) upon the consummation of the Company's acquisition of a controlling interest in ProServ, Inc. Thereafter, the parties hereto agree that they will not take any action to increase or decrease the number of Directors."

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Shareholders' Agreement as of the date first above written.


THE SILLERMAN COMPANIES, INC.



By:
     ---------------------------                 -------------------------
     Howard J. Tytel                             Michael Letis


     ---------------------------                 -------------------------
     Robert M. Gutkowski                         Arthur Kaminsky


     ---------------------------                 -------------------------
     Michael Trager                              Louis J. Oppenheim


THE MARQUEE GROUP, INC.


By:
     ----------------------------
     Jan E. Chason
     Chief Financial Officer and Treasurer